EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the use in this Registration Statement on Form S-8 of our report dated April 13, 2005 with respect to the financial statements of Headliners Entertainment Group, Inc. and Subsidiaries for the year ended December 31, 2004.


                                  /s/ Bagell, Josephs & Company, L.L.C.
                                  -------------------------------------
                                  Bagell, Josephs & Company, L.L.C.
                                  Certified Public Accountants

Bridgewater, New Jersey
June 7, 2005